SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2015

KIRKLAND’S, INC.

(Exact Name of Issuer as Specified in Charter)

Tennessee	000-49885	62-1287151
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5310 Maryland Way

Brentwood, Tennessee 37027

(Address of Principal Executive Offices)

(615) 872-4800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 21, 2015, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Kirkland’s, Inc. (the “Company”) approved annual management cash bonus opportunities for the Company’s fiscal year ending January 30, 2016 (“Fiscal 2015”). Under this arrangement, participating managers are eligible to earn cash bonuses based on corporate performance during Fiscal 2015. The relevant corporate performance goal for this purpose is the achievement of a specified level of earnings before interest and taxes, determined without regard to (i) amounts accrued in respect of Fiscal 2015 cash bonuses, (ii) extraordinary gains, losses or expenses, (iii) changes in accounting principles, and (iv) non-recurring gains or charges as determined by the Board of Directors.

Upon achievement of the corporate performance goal, the Company’s executive officers will be eligible to receive the following target bonus amounts:

Named Executive Officer	Target Bonus Amount

W. Michael Madden	$450,000
President and Chief Executive Officer

Michelle R. Graul	$262,500
Executive Vice President of Stores and Merchandising

Adam Holland	$150,000
Vice President and Chief Financial Officer

The actual bonus payable to any executive officer may be more or less than his or her target bonus amount if actual corporate performance is above or below the specified goal, based on a scale approved by the Compensation Committee. In addition, unless otherwise determined by the Compensation Committee, as a condition of receiving any cash bonus otherwise earned for Fiscal 2015, each executive officer must remain continuously employed by the Company in good standing, in a position of equal or greater seniority, through the date such bonuses are actually paid (expected to be no later than April 15, 2016). Finally, the Compensation Committee has reserved the right, in its discretion, to reduce or eliminate any cash bonus otherwise earned for Fiscal 2015 based on individual performance or such other factors as it deems relevant.

The Company announced the fiscal 2015 base salary for our executive officers, that had been determined by the Compensation Committee. The following table sets forth the fiscal 2015 base salaries for our Named Executive Officers:

Named Executive Officer	Base Salary

W. Michael Madden	$450,000
President and Chief Executive Officer

Michelle R. Graul	$350,000
Executive Vice President of Stores and Merchandising

Adam Holland	$250,000
Vice President and Chief Financial Officer

The Company also announced that the Compensation Committee of our Board of Directors had reviewed the achievement of Company performance goals for the Company’s fiscal year ended

January 31, 2015 (“Fiscal 2014”) with respect to the Company’s named executive officers. Based on the Committee’s review, the Compensation Committee approved the following bonuses for Fiscal 2014 for the named executive officers as follows:

Named Executive Officer	Fiscal 2014 Bonus

Robert E. Alderson	$545,000
Chief Executive Officer
(Until February 8, 2015)

W. Michael Madden	$277,500
President and Chief Operating Officer
(Until February 8, 2015)

Michelle R. Graul	$192,000
Executive Vice President of Stores and Merchandising

Adam C. Holland	$80,000
Vice President of Finance and Chief Accounting Officer (Until February 8, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRKLAND’S, INC.

	By:	/s/ Adam Holland
Date: April 27, 2015		Name:	Adam Holland
		Title:	Vice President and Chief Financial Officer

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